UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2021

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 8.01. Other Events.

In a press release dated June 8, 2021, Mammoth Energy Services, Inc., a Delaware corporation (the “Company”), made available additional information addressing two documents recently released by the Federal Emergency Management Agency (“FEMA”). These documents relate to hurricane repair work performed by the Company’s subsidiary Cobra Acquisitions LLC (“Cobra”) in Puerto Rico and consist of (i) FEMA’s Determination Memorandum with respect to the first of two contracts performed by Cobra (the “Contract”) for the Puerto Rico Electric Power Authority (“PREPA”) and (ii) a draft Cost Analysis prepared by FEMA analyzing the reasonableness of the actual Cobra costs for which PREPA is seeking reimbursement from FEMA and containing FEMA’s draft findings. The press release also contains a brief summary of Cobra’s response to certain Contract compliance issues identified by FEMA. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

FEMA’s Determination Memorandum and draft Costs Analysis are each posted to the “investors” section of the Company’s website (www.mammothenergy.com) under https://ir.mammothenergy.com/events-presentations, where the Company routinely posts announcements, updates, events, investor information and presentations and recent news releases. Information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release dated June 8, 2021, entitled “Mammoth Energy Releases Additional Information Regarding Work Performed in Puerto Rico.”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	June 9, 2021	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary